As filed with the Securities and Exchange Commission on February 8, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

The Cushing MLP Total Return Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

(Registrant’s telephone number, including area code)

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

Item 1. Reports to Stockholders.

Annual Report

November 30, 2015

THE CUSHING® MLP TOTAL RETURN FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

The Cushing® MLP Total Return Fund

Shareholder Letter

The Cushing® MLP Total Return Fund

Dear Fellow Shareholder,

For the twelve month fiscal period ended November 30, 2015 (the “period”), the midstream energy space meaningfully underperformed the broader market. For the period, the Cushing MLP Total Return Fund (the “Fund”) delivered a Net Asset Value Total Return (equal to the change in net asset value per share plus the reinvested distributions from underlying Fund investments during the period) of -48.80%, versus a total return of +2.75% for the S&P 500 Index (Total Return). The Fund’s Share Price Total Return (equal to the change in market price per share plus the reinvested distributions from underlying Fund investments paid during the period) was -67.20%, for the fiscal period ended November 30, 2015 and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 12.65% discount to NAV as of the end of the period.

Industry Overview and Themes

As measured by the Alerian MLP Index (Total Return) (AMZ), the performance of master limited partnerships (MLPs) declined -34.03% for the period. To put that into greater perspective, on a price performance basis as of November 30, 2015, the AMZ declined an astounding -44% since the peak in August of 2014, nearing the -55% peak-to-trough decline in 2008 due to the global financial crisis.

We believe there were several negative catalysts affecting the market for MLPs working in unison during the period. First, crude oil traded down to multi-year lows, which was an obvious headwind for the energy sector, including MLPs (as of November 30, 2015, the price of crude oil was ~$42/bbl). Continued weakness in natural gas prices did not help matters either, with natural gas prices ending the period near $2/mmbtu. In addition to weak commodity prices, technical factors such as forced selling from closed-end funds due to leverage levels as well as retail fund outflows exacerbated fundamental worries. Finally, credit and distribution reduction concerns all contributed to extreme weakness and volatility in the midstream MLP space.

Unfortunately, we believe the weakness and volatility in the capital markets lead to fundamental problems for many MLPs that have little to no direct commodity exposure, which in turn drove a negative feedback loop. For clarification, capital markets are of critical importance to MLPs, as these businesses are typically externally funded investment vehicles. In other words, the majority of cash flows earned from legacy assets are returned to unitholders in the form of distributions. Therefore, funding requirements for capital expenditures on growth projects are typically externally funded via the debt and equity capital markets. Even in a scenario where the underlying fundamentals of a business remain healthy, a “freezing” of the capital markets, and/or significantly higher debt and equity costs, can quickly lead to fundamental problems.

As an illustrative example, in a normal capital market environment (assuming reasonable debt costs and equity yields), MLPs traditionally have pursued attractive organic projects at reasonable cost multiples. These projects can be incredibly attractive and generate significant distributable cash flow growth for the future. However, these same projects can become modestly accretive to neutral when an MLP’s equity yield balloons north of 10% (due to the reduced market price of the company’s equity), and actually can become dilutive if the equity yield climbs higher than that (as we’ve seen in select cases). Consequently, growth opportunities would be diminished and valuations could deteriorate further. Again, this illustrative example assumes an MLP has to externally fund the capital for the project (i.e. not funding the project via internally generated cash flow).

As of the end of the period, the midstream MLP space as a whole was trading at deeply discounted valuations, regardless of the metric. Price to distributable cash flow (P/DCF) multiples, a common valuation tool for MLPs, and yield spreads were near levels experienced in late 2008, the darkest days of the great financial crisis. The vast majority of large cap MLPs were yielding 10-15%, levels we believe indicate the expectation for distribution cuts. Of note, several management teams reiterated the security of their current distribution rates, even in today’s depressed market environment.

Fund Performance and Strategy

Turning to the Fund’s performance for the period and relative to the AMZ, the Fund incrementally benefitted (i.e. lost less relatively) from its exposure to Large Cap Diversified and Crude Oil & Refined Product MLPs while being negatively impacted by exposure to General Partners, Upstream and Natural Gas Gatherers & Processors. In addition, the Fund was negatively impacted by its use of leverage, which averaged approximately 133% for the period. During the period, the Fund transitioned out of holdings in several of the worst performing subsectors in the AMZ, including the Upstream MLP, Shipping, Propane and Coal subsectors. Unfortunately, there were no subsectors with a positive contribution to the Fund’s performance during the period.

The Fund was most negatively impacted by the performance of holdings in the Large Cap Diversified, Natural Gas Gatherers & Processors and Upstream MLP subsectors. Performance for holdings in the Large Cap Diversified and Crude Oil & Refined Products subsectors were primarily negatively impacted by capital market weakness and concerns regarding the availability and costs of financing future growth capital expenditures. These two subsectors represented the largest average weightings for the Fund during the period. Performance for holdings in the Upstream MLP subsector was particularly negatively impacted by the deteriorating commodity price environment. During the period, the Fund transitioned out of all Upstream MLPs and as of period end had zero exposure to the subsector.

On a stock specific basis, the top three contributors to the Fund’s absolute performance during the reporting period were: 1) CrossAmerica Partners, LP (NYSE: CAPL); 2) Delek Logistics Partners, LP (NYSE: DKL); and 3) VTTI Energy Partners, LP (NYSE: VTTI). All three holdings are Crude Oil & Refined Products MLPs, and more specifically, all three are considered to be “drop down MLPs.” Put simply, drop-down MLPs (including the three mentioned here) have minimal to no commodity exposure and are supported by a “parent” company with a large inventory of fee-based assets the parent company plans to sell, or “drop-down,” to the underlying MLP. We anticipate additional opportunities for these drop-down transactions to drive fee-based, predictable and top-tier distribution at the underlying MLP.

The bottom three contributors to absolute performance during the reporting period, in order of the most negative performance to the least negative performance, were: 1) Williams Partners, LP (NYSE: WPZ), a Large Cap Diversified MLP; 2) Energy Transfer Partners, LP (NYSE: ETP), a Large Cap Diversified MLP; and 3) Plains All American Pipeline, LP (NYSE: PAA), a Large Cap Diversified MLP. All three of these detractors to Fund performance had negative absolute performance driven primarily by the deteriorating commodity price environment. Williams Partners and Energy Transfer Partners were negatively impacted by commodity exposure in their gathering and processing businesses, capital market weakness and concerns regarding the availability and costs of financing their sizeable capital expenditure backlog for 2015 and 2016. Plains All American Pipeline was negatively impacted by lowered guidance revisions arising from the decline in crude oil prices and increased competition on its legacy asset base, leading to compressed margins and lowered utilization.

From a subsector exposure level, the Fund increased subsector weightings in General Partners, Crude Oil & Refined Products and Large Cap Diversified MLPs during the period. The Fund reduced exposure to the Upstream, Coal, Shipping, Variable Distribution and Propane subsectors. At the end of the reporting period, the three largest subsector exposures, in order of size, were: 1) Large Cap Diversified; 2) Crude Oil & Refined Products; and 3) Natural Gas Gathering & Processing.

Leverage

The Fund’s investment strategy focuses on holding core positions in companies with cash flow generating business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investment increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term. At the end of the period, the Fund had a leverage ratio of approximately 145%, which compares to an average 133% leverage ratio in the prior fiscal year. Leverage was held essentially constant compared with the previous year due to volatility and price declines in the energy sector during the period. Fund performance was negatively impacted by the use of leverage during the period.

Closing

We believe the end of the 2015 calendar year will bring an end to several non-fundamental factors impacting the MLP market, such as tax loss harvesting and forced closed-end fund selling (i.e. year-end redemptions will likely be complete). Furthermore, January is historically an MLP distribution-paying month, and we believe short sellers in the space will be incrementally disposed to covering ahead of these expensive ex-dates (now significantly more expensive).

We believe a sustained rally in prices for MLPs in 2016 and beyond will largely be dependent upon crude oil prices. While we believe crude oil prices will continue to face near-term headwinds (e.g. high inventory levels, relatively stable production volumes, etc.), we are incrementally more positive on the prospects for a recovery in the second half of 2016. Crude oil production is a cyclical industry and we are monitoring for signs that the balance between supply and demand is being restored. We are seeing encouraging signs on demand growth, and capital spending by E&P companies continues to be aggressively curtailed. Generally speaking, we believe $40 per barrel oil prices (or lower) are uneconomical across the globe. A stabilization of crude oil around $50-$60 per barrel would heal a lot of wounds in the energy sector.

Just as important, we believe stabilization in crude oil prices will bring investor confidence back into the asset class. Referring back to the “negative feedback loop” mentioned above, many midstream MLPs continue to have little to no direct exposure to crude oil prices; however, negative energy sentiment has damaged their ability to access reasonably priced capital, which lead to the fundamental problems described above.

In summary, we remain confident in our belief that the longer term outlook for the midstream MLP asset class is positive, but we acknowledge that volatility is likely to continue in the near term. There are select areas of production that are less economical to produce and could ultimately result in a decline in the flow of existing volumes, but we remain confident that North American shale basins will be developed over time, albeit at a reduced pace than previously assumed. While expected volume growth, cap-ex spending, and distribution growth have moderated for at least 2016, we believe the midstream business model for the broad group (largely based on fee-based, multi-year contracts) will prove again to be resilient, and we do not foresee distribution cuts for the vast majority of midstream MLPs. Almost all valuation metrics are significantly below long-term historical averages and sit at levels we find incredibly compelling. We will not claim that valuations alone will act as the catalyst to get the group moving higher; however, we do believe MLPs have well overshot to the downside, and investors will be ultimately rewarded.

We truly appreciate your support, and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank Chairman, Chief Executive Officer and President

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The Alerian MLP Index (AMZ) is a composite of the 50 most prominent MLPs. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The indices do not include fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP Total Return Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2015

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Common Stock
(4)	Preferred Stock
(5)	Senior Notes

The Cushing® MLP Total Return Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14 (a)	Fiscal Year Ended 11/30/13 (a)	Fiscal Year Ended 11/30/12 (a)	Fiscal Year Ended 11/30/11 (a)
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$13,068,439	$26,986,074	$27,806,587	$25,284,505	$32,455,881
Interest	333,901	488,952	669,582	659,085	1,128,473
Other	80,169	198,333	798,964	5,061	18,038

Total income from investments	$13,482,509	$27,673,359	$29,275,133	$25,948,651	$33,602,392
Advisory fee and operating expenses
Advisory fees, less reimbursement by Adviser	$1,899,225	$4,314,026	$3,862,641	$4,723,818	$4,822,578
Operating expenses (b)	895,481	1,127,724	686,943	3,312,486	2,671,727
Interest and dividends	1,447,431	1,264,615	552,890	1,698,813	1,094,343
Other	124,456	112,527	8,116	0	157,090

Total advisory fees and operating expenses	$4,366,593	$6,818,892	$5,110,590	$9,735,117	$8,745,738
Distributable Cash Flow (DCF) (c)	$9,115,916	$20,854,467	$24,164,543	$16,213,534	$24,856,654
Distributions paid on common stock	$14,873,359	$30,182,347	$30,006,331	$29,822,349	$20,674,008
Distributions paid on common stock per share	$2.21	$4.50	$4.50	$4.50	$3.40
Distribution Coverage Ratio
Before advisory fee and operating expenses	0.9 x	0.9 x	1.0 x	0.9 x	1.6 x
After advisory fee and operating expenses	0.6 x	0.7 x	0.8 x	0.5 x	1.2 x
OTHER FUND DATA (end of period)
Total Assets, end of period	138,132,445	326,002,305	329,717,559	257,548,780	370,416,553
Unrealized appreciation (depreciation), net of income taxes	(30,615,651)	(8,126,321)	17,896,838	979,250	9,253,059
Short-term borrowings	43,368,787	95,547,072	72,950,000	36,300,000	72,800,000
Short-term borrowings as a percent of total assets	31%	29%	22%	14%	20%
Net Assets, end of period	92,650,518	199,847,099	233,619,616	220,020,922	255,747,023
Net Asset Value per common share	$13.76	$29.70	$34.90	$33.10	$38.70
Market Value per share	$12.02	$40.50	$40.45	$38.40	$47.15
Market Capitalization	$80,946,310	$272,396,066	$270,839,382	$255,417,600	$311,708,103
Shares Outstanding	6,734,302	6,725,829	6,695,658	6,651,500	6,610,988

(a)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015
(b)	Excludes expenses related to capital raising
(c)	“Net Investment Income, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® MLP Total Return Fund

Schedule of Investments	November 30, 2015

COMMON STOCK — 13.4%	Shares	Fair Value

General Partners — 6.9%
United States — 6.9%
Columbia Pipeline Group, Inc.(1)	62,450	$1,197,166
ONEOK, Inc.(1)	65,750	1,938,310
Targa Resources Corp.(1)	31,935	1,255,045
Williams Companies, Inc.(1)	54,900	2,007,144

		6,397,665

Large Cap Diversified — 3.6%
United States — 3.6%
Kinder Morgan, Inc.(1)	143,198	3,375,177

Shipping General Partners — 2.9%
Bermuda — 1.5%
Golar LNG Ltd.(1)(2)	50,450	1,379,808
Republic of the Marshall Islands — 1.4%
Teekay Corp.(1)(2).	45,500	1,266,720

		2,646,528

Total Common Stocks (Cost $25,465,276)		$12,419,370

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 123.0%
Crude Oil & Refined Products — 33.7%
Republic of the Marshall Islands — 2.4%
VTTI Energy Partners L.P.	105,000	$2,206,050
United States — 31.3%
Blueknight Energy Partners, L.P.(1)	242,433	1,503,085
Buckeye Partners, L.P.(1)(2)	74,200	5,022,598
Enbridge Energy Management, LLC(1)(3)	152,149	3,794,590
Genesis Energy, L.P.	106,650	4,196,677
MPLX, L.P.	27,200	1,167,968
NuStar Energy, L.P.(1)(2)	42,400	1,696,848
Phillips 66 Partners, L.P.	64,350	3,732,300
Shell Midstream Partners, L.P.	55,200	1,924,824
Sunoco Logistics Partners, L.P.(1)	164,900	4,595,763
Tesoro Logistics, L.P.(1)	28,550	1,426,073

		31,266,776

General Partners — 10.3%
United States — 10.3%
Energy Transfer Equity, L.P.(1)	140,900	2,668,646
EQT GP Holdings, L.P.(1)	70,993	1,620,770
NuStar GP Holdings, LLC(1)	76,300	1,896,818
Plains GP Holdings, L.P.(1)	122,450	1,501,237
Tallgrass Energy GP, L.P.(1)	61,300	1,346,148
Western Gas Equity Partners, L.P.	11,750	490,210

		9,523,829

Large Cap Diversified — 35.8%
United States — 35.8%
Energy Transfer Partners, L.P.(1)	199,039	7,605,280
Enterprise Products Partners, L.P.(1)	303,600	7,708,404
Magellan Midstream Partners, L.P.(1)	71,000	4,439,630
ONEOK Partners, L.P.(1)	133,300	4,029,659
Plains All American Pipeline, L.P.(1)	199,450	4,942,371
Williams Partners, L.P.(1)	161,693	4,433,622

		33,158,966

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments	November 30, 2015 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value

Natural Gas Gatherers & Processors — 18.5%
United States — 18.5%
DCP Midstream Partners, L.P.(1)	48,850	$1,240,790
Enable Midstream Partners, L.P.(1)	375,391	3,528,675
EnLink Midstream Partners, L.P.(1)	140,550	2,097,006
MarkWest Energy Partners, L.P.(1)	92,600	4,444,800
Targa Resources Partners, L.P.(1)	158,295	3,615,458
Western Gas Partners, L.P.(1)	45,400	2,180,108

		17,106,837

Natural Gas Transportation & Storage — 20.2%
United States — 20.2%
Columbia Pipeline Partners, L.P.(1)	152,096	2,287,524
Dominion Midstream Partners, L.P.(1)	115,300	3,642,327
EQT Midstream Partners, L.P.(1)	54,500	3,686,925
Spectra Energy Partners, L.P.(1)	85,500	3,622,635
Tallgrass Energy Partners, L.P.(1)	58,300	2,509,815
TC Pipelines, L.P.(1)	59,800	2,957,708

		18,706,934

Propane — 2.2%
United States — 2.2%
Amerigas Partners, L.P.(1)	51,450	2,017,355

Shipping — 2.3%
Republic of the Marshall Islands — 2.3%
Capital Products Partners, L.P.(1)	335,811	2,115,609

Total Master Limited Partnerships and Related Companies (Cost $148,946,853)		$113,896,306

PREFERRED STOCK — 5.6%
Crude Oil & Refined Products — 5.6%
United States — 5.6%
Blueknight Energy Partners, L.P.(1)	757,519	$5,181,430

Total Preferred Stock (Cost $5,439,067)		$5,181,430

FIXED INCOME — 2.6%
Natural Gas Transportation & Storage — 2.6%
United States — 2.6%
Midcontinent Express Pipeline, LLC, 6.700%, due 09/15/2019(1)(4)	2,500,000	$2,418,750

Total Fixed Income (Cost $2,676,240)		$2,418,750

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.1%
United States — 0.1%
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(5)	21,364	$21,364
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(5)	21,364	21,364
Fidelity Money Market Portfolio — Institutional Class, 0.12%(5)	21,364	21,364
First American Government Obligations Fund — Class Z, 0.07%(5)	21,364	21,364
Invesco STIC Prime Portfolio, 0.08%(5)	21,364	21,364

Total Short-Term Investments — Investment Companies (Cost $106,820)		$106,820

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments	November 30, 2015 — (Continued)

OPTIONS — 0.2%	Contracts	Fair Value

United States — 0.2%
JPMorgan Alerian MLP ETN, Put Option Expiration: December 2015, Exercise Price $30.00	1,500	$127,500
JPMorgan Alerian MLP ETN, Put Option Expiration: January 2016, Exercise Price $29.00	750	76,875

Total Options (Cost $266,619)		$204,375

TOTAL INVESTMENTS — 144.9% (Cost $182,900,875)		$134,227,051
Liabilities in Excess of Other Assets — (44.9)%		(41,576,533)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%		$92,650,518

SCHEDULE OF WRITTEN OPTIONS — (0.0)%	Contracts
United States — (0.0)%
Buckeye Partners, L.P., Call Option Expiration: December 2015, Exercise Price $70.00	(150)	$(14,250)
Golar LNG Ltd., Call Option Expiration: December 2015, Exercise Price $30.00	(200)	(14,000)
NuStar Energy, L.P., Call Option Expiration: December 2015, Exercise Price $45.00	(200)	(3,000)
Teekay Corporation, Call Option Expiration: December 2015, Exercise Price $30.00	(200)	(8,000)

Total Written Options (Proceeds $35,010)		$(39,250)

Percentages are stated as a percent of net assets.

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	All of a portion of these securities represent cover for outstanding call options written.

(3)	No distribution or dividend was made during the fiscal year ended November 30, 2015. As such, it is classified as a non-income producing security as of November 30, 2015.

(4)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of November 30, 2015, the value of these investments was $2,418,750, or 2.61% of total net assets.

(5)	Rate reported is the current yield as of November 30, 2015.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Assets & Liabilities

November 30, 2015

Assets
Investments, at fair value (cost $182,634,256)	$134,022,676
Options, at fair value (cost $266,619)	204,375
Cash	17,483
Deferred tax asset	3,823,000
Interest receivable	35,529
Prepaid expenses and other assets	29,382

Total assets	138,132,445

Liabilities
Written options, at fair value (proceeds $35,010)	39,250
Short-term borrowings	43,368,787
Payable for investments purchased	1,818,753
Payable to Adviser, net of waiver	87,082
Payable to Trustees	6,608
Accrued expenses and other liabilities	161,447

Total liabilities	45,481,927

Net assets applicable to common stockholders	$92,650,518

Net Assets Applicable to Common Stockholders Consisting of
Capital stock, $0.001 par value; 6,734,302 shares issued and outstanding (unlimited shares authorized)	$6,734
Additional paid-in capital	268,691,379
Accumulated net investment loss, net of income taxes	(75,653,660)
Accumulated net realized loss, net of income taxes	(69,778,284)
Net unrealized depreciation on investments, net of income taxes	(30,615,651)

Net assets applicable to common stockholders	$92,650,518

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$13.76

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Operations

Fiscal Year Ended November 30, 2015

Investment Income
Distributions and dividends received	$13,068,439
Less: return of capital on distributions	(11,427,129)

Distribution and dividend income	1,641,310
Interest income	333,901
Other income	80,169

Total Investment Income	2,055,380

Expenses
Advisory fees	2,779,781
Administrator fees	177,333
Stock loan fees	172,378
Professional fees	149,443
Trustees’ fees	101,837
Reports to stockholders	88,207
Fund accounting fees	57,751
Insurance expense	54,773
Registration fees	40,651
Transfer agent fees	32,976
Custodian fees and expenses	17,538
Franchise tax expense	2,594
Other expenses	124,456

Total Expenses before Interest and Dividend Expense	3,799,718
Interest expense	1,040,714
Distribution and dividend expense	406,717

Total Expenses	5,247,149
Less: expenses waived by Advisor	(880,556)

Net Expenses	4,366,593

Net Investment Loss, before income taxes	(2,311,213)
Current tax benefit	3,802,113
Deferred tax benefit	3,678,356

Net Investment Income	5,169,256

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(69,204,989)
Net realized gain on securities sold short, before income taxes	4,054,267
Net realized loss on options, before income taxes	(395,242)
Deferred tax expense	(9,719,864)

Net realized loss on investments	(75,265,828)

Net change in unrealized depreciation of investments, before income taxes	(26,357,930)
Net change in unrealized appreciation of options, before income taxes	340,112
Deferred tax benefit	3,528,488

Net change in unrealized depreciation of investments and options	(22,489,330)

Net Realized and Unrealized Loss on Investments	(97,755,158)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(92,585,902)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014
Operations
Net investment income (loss)	$5,169,256	$(7,735,367)
Net realized gain (loss) on investments	(75,265,828)	28,962,966
Net change in unrealized depreciation of investments and options	(22,489,330)	(26,023,159)

Net decrease in net assets applicable to common stockholders resulting from operations	(92,585,902)	(4,795,560)

Distributions and Dividends to Common Stockholders
Net investment income	—	(30,182,347)
Return of capital	(14,873,359)	—

Total distributions and dividends to common stockholders	(14,873,359)	(30,182,347)

Capital Share Transactions
Issuance of 42,368 and 150,852 common shares from reinvestment of distributions and dividends to stockholders, respectively	262,680	1,205,390

Net increase in net assets applicable to common stockholders from capital share transactions	262,680	1,205,390

Total decrease in net assets applicable to common stockholders	(107,196,581)	(33,772,517)
Net Assets
Beginning of fiscal year	199,847,099	233,619,616

End of fiscal year	$92,650,518	$199,847,099

Accumulated net investment loss at the end of the fiscal year, net of income taxes	$(75,653,660)	$(80,822,916)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Cash Flows

Fiscal Year Ended November 30, 2015

Operating Activities
Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(92,585,902)
Adjustments to reconcile net decrease in the net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized depreciation of investments and options	26,017,818
Purchases of investments	(188,348,059)
Proceeds from sales of investments	210,164,949
Proceeds from investments sold short	47,752,093
Purchases to cover investments sold short	(70,237,161)
Proceeds from option transactions, net	5,860,244
Return of capital on distributions and dividends	11,076,629
Net realized losses on sales of investments, securities sold short, and options	65,545,964
Net proceeds from sales of short-term investments	420,284
Net accretion/amortization of senior notes’ premiums/discounts	51,015
Changes in operating assets and liabilities
Receivable for investments sold	28,257,552
Deferred tax asset	2,513,123
Interest receivable	66,971
Prepaid and other assets	84,466
Payable for investments purchased	(1,718,416)
Distributions and dividends payable	(102,916)
Payable to Adviser, net of waiver	(246,655)
Payable to Trustees	(2,392)
Accrued expenses and other liabilities	1,619

Net cash provided by operating activities	44,571,226

Financing Activities
Proceeds from borrowing facility	46,321,787
Repayment of borrowing facility	(98,500,072)
Distributions and dividends provided to common stockholders	(14,610,679)

Net cash used in financing activities	(66,788,964)

Decrease in Cash and Cash Equivalents	(22,217,738)
Cash and Cash Equivalents:
Beginning of period	22,235,221

End of period	$17,483

Supplemental Disclosure of Cash Flow And Non-Cash Information
Interest paid	$1,040,714
Additional paid-in capital from distributions and dividend reinvestment	$262,680
Non-cash adjustment to return of capital on distributions and dividends	$350,500

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights

	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(1)	Fiscal Year Ended November 30, 2013(1)	Fiscal Year Ended November 30, 2012(1)	Fiscal Year Ended November 30, 2011(1)
Per Common Share Data(2)
Net Asset Value, beginning of period	$29.70	$34.90	$33.10	$38.70	$40.15
Income from Investment Operations:
Net investment income (loss)	(8.83)	(5.60)	(4.80)	(1.70)	3.40
Net realized and unrealized gain (loss) on investments	(4.90)	4.90	11.10	0.60	(1.45)

Total increase (decrease) from investment operations	(13.73)	(0.70)	6.30	(1.10)	1.95

Less Distributions to Common Stockholders:
Net investment income	—	(4.50)	(3.95)	(0.95)	(0.05)
Return of capital	(2.21)	—	(0.55)	(3.55)	(3.35)

Total distributions and dividends to common stockholders	(2.21)	(4.50)	(4.50)	(4.50)	(3.40)

Net Asset Value, end of period	$13.76	$29.70	$34.90	$33.10	$38.70

Per common share fair value, end of period	$12.02	$40.50	$40.45	$38.40	$47.15

Total Investment Return Based on Fair Value(3)	(67.20)%	11.89%	18.86%	(9.75)%	7.48%

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights — (Continued)

	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(1)	Fiscal Year Ended November 30, 2013(1)	Fiscal Year Ended November 30, 2012(1)	Fiscal Year Ended November 30, 2011(1)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$92,651	$199,847	$233,620	$220,021	$255,747
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver(4)(5)	2.11%	3.41%	4.64%	4.30%	3.39%
Ratio of net investment income (loss) to average net assets before waiver(4)(6)(7)	(2.19)%	(0.07)%	(0.05)%	(1.91)%	0.10%
Ratio of net investment income (loss) to average net assets after waiver(4)(6)(7)	(1.58)%	(0.07)%	(0.05)%	(1.91)%	0.10%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver(4)	(1.30)%	(0.55)%	(2.50)%	(2.18)%	0.10%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver(4)	(0.70)%	(0.55)%	(2.50)%	(2.18)%	0.10%
Portfolio turnover rate	97.30%	137.17%	297.81%	230.13%	240.55%

(1)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)	For the fiscal year ended November 30, 2015, the Fund accrued $1,289,093 in net current and deferred tax benefit.

For the fiscal year ended November 30, 2014, the Fund accrued $1,115,507 in net current and deferred tax expense.

For the fiscal year ended November 30, 2013, the Fund accrued $5,743,456 in net current tax expense.

For the fiscal year ended November 30, 2012, the Fund accrued $648,495 in net current tax expense.

For the fiscal year ended November 30, 2011, the Fund accrued $0 in net current and deferred tax expense.

(5)

The ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver was 2.71%, 3.41%, 4.64%, 4.30%, and 3.39% for the fiscal years ended November 30, 2015, 2014, 2013, 2012, and 2011, respectively.

(6)

The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 3.60%, 2.93%, 2.18%, 4.03%, and 3.39% for the fiscal years ended November 30, 2015, 2014, 2013, 2012, and 2011, respectively.

The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 2.99%, 2.93%, 2.18%, 4.03%, and 3.39% for the fiscal years ended November 30, 2015, 2014, 2013, 2012, and 2011, respectively.

(7)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Notes to Financial Statements

November 30, 2015

1.    Organization

The Cushing® MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

During the fiscal year ended November 30, 2015, shares of the Fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to reduce the number of shares outstanding while maintaining the Fund’s and each shareholder’s aggregate net asset value. A summary of the reverse stock split is as follows:

Date	Rate	Net Asset Value Before Reverse Split	Net Asset Value After Reverse Split	Shares Outstanding Before Reverse Split	Shares Outstanding After Reverse Split
September 14, 2015	1:5	$3.47	$17.34	33,671,512	6,734,302

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, are reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short as of November 30, 2015.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal year ended November 30, 2015, the Fund has estimated approximately 87% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2015, the Fund’s Distributions were expected to be comprised of 100% return of capital.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%.

The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in purchased options during the fiscal year ended November 30, 2015, were as follows:

	Contracts	Premiums
Outstanding at November 30, 2014	2,738	$412,001
Options purchased	9,550	1,550,516
Options covered	(4,400)	(784,990)
Options expired	(5,638)	(910,908)
Options exercised	—	—

Outstanding at November 30, 2015	2,250	$266,619

The average monthly fair value of purchased options during the fiscal year ended November 30, 2015 was $33,948.

Transactions in written options contracts for the fiscal year ended November 30, 2015, were as follows:

	Contracts	Premiums
Outstanding at November 30, 2014	2,480	$96,975
Options written	16,816	698,836
Options covered	—	—
Options expired	(15,189)	(634,424)
Options exercised	(3,357)	(126,377)

Outstanding at November 30, 2015	750	$35,010

The average monthly fair value of written options during the fiscal year ended November 30, 2015 was $31,936.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$(1,029,666)	$634,424	$(395,242)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$336,067	$4,045	$340,112

3.    Concentrations of Risk

The Fund’s investment objective is to seek to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its Managed Assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its Managed Assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its Managed Assets in debt securities of MLPs, other natural resource companies and other issuers.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the Fund. The Fund’s Board of Trustees approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.50% of the Fund’s Managed Assets for twelve months, beginning February 1, 2015. The

Adviser earned $2,779,781 and waived $880,556 in advisory fees for the fiscal year ended November 30, 2015.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s average daily net assets, 0.05% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2015, were as follows:

Deferred tax assets:
Net operating loss carryforward	$4,036,938
Capital loss carryforward	31,757,724
Unrealized depreciation on investments	6,034,479

Total deferred tax assets before valuation allowance	41,829,141
Valuation allowance	(38,006,141)

Total deferred tax assets after valuation allowance	3,823,000
Less: deferred tax liabilities	—

Net deferred tax asset	$3,823,000

As of November 30, 2015, a valuation allowance of $38,006,141 was deemed necessary, as the Fund does not believe that there is an ability to realize this portion of the deferred tax asset through future taxable income. The Fund does, however, believe it to be more likely than not that the remaining deferred tax asset of $3,823,000 will be realized through carrying back losses to previous tax years.

The net operating loss carryforward and capital loss carryforwards are available to offset future taxable income. The Fund had the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2015	$9,981,392	November 30, 2035	(1)

(1)	The Fund intends to carry the net operating loss back two years to offset previous taxable income.

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$8,179,856	November 30, 2017
November 30, 2015	72,302,715	November 30, 2020

Total Fiscal Year Ended Capital Loss	$80,482,571

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Net operating losses may be carried forward for 20 years or back 2 years, and capital losses may be carried forward for 5 years. For the year ended November 30, 2015, capital loss carryforwards in the amount of $5,173,355 expired.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2015, as follows:

Income tax benefit at the Federal statutory rate of 35%	$(32,856,248)
State income tax benefit, net of federal benefit	(1,923,408)
Income tax benefit on permanent items	(168,624)
Return to provision	13,018,942
Current tax refund	(3,802,216)
Valuation allowance changes affecting the provision for income taxes	24,442,461

Total tax benefit	$(1,289,093)

At November 30, 2015, the tax cost basis of investments was $167,626,404 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$160,571,698
Gross unrealized depreciation	(194,010,304)

Net unrealized depreciation	$(33,438,606)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning after November 30, 2012 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2015	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$12,419,370	$12,419,370	$—	$—
Master Limited Partnerships and Related Companies(a)	113,896,306	113,896,306	—	—
Preferred Stock(a)	5,181,430	—	5,181,430	—

Total Equity Securities	131,497,106	126,315,676	5,181,430	—

Notes
Senior Notes(a)	2,418,750	—	2,418,750	—

Total Notes	2,418,750	—	2,418,750	—

Other
Short-Term Investments — Investment Companies(a)	106,820	106,820	—	—
Options	204,375	204,375	—	—

Total Other	311,195	311,195	—	—

Total Assets	$134,227,051	$126,626,871	$7,600,180	$—

Liabilities
Options	$39,250	$39,250	$—	$—

Total Liabilities	$39,250	$39,250	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2015.

Transfers into and out of each level are measured at fair value as of the end of the fiscal year. There were no transfers between any levels during the fiscal year ended November 30, 2015.

7.    Investment Transactions

For the fiscal year ended November 30, 2015, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $188,348,059 and $210,164,949 (excluding short-term securities), respectively and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $70,237,161 and $47,752,093, respectively. The Fund purchased (at cost) and sold covered options (proceeds) in the amount of $1,550,516 and $6,711,924, respectively. The Fund sold written options (proceeds) in the amount of $698,836.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 6,734,302 shares outstanding as of November 30, 2015. Transactions in common stock for the fiscal years ended November 30, 2014 and 2015 were as follows:

Shares at November 30, 2013	33,478,292
Shares issued through reinvestment of distributions	150,852

Shares at November 30, 2014	33,629,144
Share reduction due to reverse stock split	(26,937,210)
Shares issued through reinvestment of distributions	42,368

Shares at November 30, 2015	6,734,302

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which is LIBOR plus 1.20%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the fiscal year ended November 30, 2015 was approximately $68,957,000 and 1.49%, respectively. At November 30, 2015, the principal balance outstanding was $43,368,787.

10.    Subsequent Events

Subsequent to November 30, 2015, the Fund declared monthly distributions to common stockholders in the amount of $0.09 per share per month, payable on December 30, 2015 and January 29, 2016, to stockholders of record on December 17, 2015 and January 20, 2016, respectively.

The Cushing® MLP Total Return Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing MLP Total Return Fund:

We have audited the accompanying statement of assets and liabilities of The Cushing MLP Total Return Fund (the Fund), including the schedule of investments, as of November 30, 2015, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Total Return Fund at November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 29, 2016

The Cushing® MLP Total Return Fund

Trustees and Executive Officers (Unaudited)

November 30, 2015

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2007	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	6	None

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2007	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board and Chief Executive Officer	Trustee since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).	6	E-T Energy Ltd. (2008 to 2014) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010-2013) (storage and transportation of refined petroleum products and petrochemicals).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Trout is expected to stand for re-election in 2016, Mr. Bruce in 2017 and Messrs. McMillan and Swank in 2018.

(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of November 30, 2015, there were six funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
Jerry V. Swank (1951)	Chief Executive Officer and President	Officer since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Operating Officer (“COO”) and Chief Financial Officer (“CFO”) of the Adviser (2010 – present); Previously, CAO of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010	General Counsel and Chief Compliance Officer (“CCO”) of the Adviser; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

Judd B. Cryer (1973)	Vice President	Officer since 2012	Managing Director and Senior Research Analyst of the Adviser (2005 – present). Previously, a consulting engineer at Utility Engineering Corp. (1999 – 2003) and a project manager with Koch John Zink Company (1996 – 1998).

The Cushing® MLP Total Return Fund

Additional Information (Unaudited)

November 30, 2015

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares. Previously, the Fund had stated an intention to generally invest in 20-30 issuers. The Board of Trustees has approved eliminating that policy. While the Fund initially expects to invest in a greater number of issuers, the Fund may in the future invest in fewer issuers.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Investment Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the fiscal year ended November 30, 2015, the aggregate compensation paid by the Fund to the independent trustees was $101,837. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to stockholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the fiscal year ended November 30, 2015 was 97.30%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® MLP Total Return Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Stockholder Proxy Voting Results

The annual meeting of stockholders for the Fund was held on May 21, 2015. The matters considered at the meeting by the fund with the actual vote tabulations relating to such matters are as follows:

1.	To elect Messrs. Edward N. McMillan and Jerry V. Swank as Class I Trustees to hold off ice for a three-year term expiring the 2018 annual meeting, or until his successor is elected and duly qualified.

	Affirmative	Withheld
Edward N. McMillan	25,167,908	2,454,560
Jerry V. Swank	25,166,973	2,546,495

The Cushing® MLP Total Return Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® MLP TOTAL RETURN FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	80,000	76,000
Audit-Related Fees	None	None
Tax Fees	19,834	19,250
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	None	None
Registrant’s Investment Adviser	None	50,000

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Brian R. Bruce, Edward N. McMillan, and Ron P. Trout.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank and Paul N. Euseppi (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.
Paul N. Euseppi	None.	Managing Director and Senior Research Analyst of the Investment Adviser since 2008.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2015:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank

Registered investment companies	9	$2,012,312,024	0	$0

Other pooled investment vehicles	9	$311,224,019	9	$311,224,019

Other accounts	16	$972,543,766	1	$17,393,008

Paul N. Euseppi

Registered investment companies	1	$92,709,055	0	$0

Other pooled investment vehicles	4	$111,401,792	4	$111,401,792

Other accounts	1	$17,393,008	1	$17,393,008

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (the “Affiliated Funds”), in which the registrant will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the registrant. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the registrant for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the registrant which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the registrant’s. Situations may occur where the registrant could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the registrant and the other accounts, limits on the size of the registrant’s position, or difficulty in liquidating an investment for the registrant and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the registrant’s Board of Trustees and its officers have a fiduciary obligation to act in the registrant’s best interest.

The registrant’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the registrant could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several Affiliated Funds. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the registrant’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the registrant.

Investment decisions for the registrant are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the registrant’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the registrant.

The registrant’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the registrant and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the registrant or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the registrant in which the registrant cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the registrant and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the registrant invests. To the extent the registrant is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the registrant and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the registrant.

(a)(3) As of November 30, 2015:

Compensation

Messrs. Swank and Euseppi are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. Mr. Euseppi receives a base salary and participates in an incentive compensation plan based on the profits of the Investment Adviser. The partnership distributions and incentive compensation plan are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank and Euseppi, including the Affiliated Funds, have investment strategies that are similar to the registrant’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4) As of November 30, 2015:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$100,001 – 500,000(1)
Paul N. Euseppi	None

(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2015-06/30/2015	0	0	0	0

Month #2 07/01/2015-07/31/2015	0	0	0	0

Month #3 08/01/2015-08/31/2015	0	0	0	0

Month #4 09/01/2015-09/30/2015	0	0	0	0

Month #5 10/01/2015-10/31/2015	0	0	0	0

Month #6 11/01/2015-11/30/2015	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed February 7, 2014.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP Total Return Fund

By (Signature and Title)*	/s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date	February 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date	February 8, 2016

By (Signature and Title)*	/s/ John H. Alban

John H. Alban, Treasurer & Chief Financial Officer

Date	February 8, 2016